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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 15, 2005
                Date of Report (Date of earliest event reported)

                            ------------------------

                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                 0-23248                 36-3918470
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation)                        File Number )          Identification No.)

             2201 LANDMEIER ROAD, ELK GROVE VILLAGE, ILLINOIS 60007
               (Address of principal executive offices) (Zip Code)

                                 (847) 956-8000
              (Registrant's telephone number, including area code)

                            ------------------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.01         COMPLETION OF ACQUISITION

This Form 8-K/A amends the Current Report on Form 8-K filed by SigmaTron International, Inc. (the "Company") with the Commission on July 15, 2005 (the "Original 8-K") to provide information required by Item 9.01 of Form 8-K. As previously reported on the Original 8-K, on July 14, 2005, the Company completed the purchase of all of the issued and outstanding capital stock of Able Electronics Corporation ("Able") from Roger Nordby, L.P. David Orosz, J. Peter Dennis, and Roger Mitri. The Company purchased Able for an aggregate of $12,800,000 in cash and assumed all of Able's then existing and outstanding debt, which then totaled approximately $3,900,000. Able is an electronic manufacturing service company headquartered in Hayward, California with operations also in Tijuana, Mexico. The material terms and conditions of the Stock Purchase Agreement entered in to by the Company in connection with the Able transaction are disclosed on the Original 8-K.

The sole purpose of this amendment is to provide the audited, historical financial statements of the business acquired required by Item 9.01 and the unaudited pro forma financial information required by Item 9.01, which financial statements were not included with the Original 8-K.

ITEM 9.01         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(a) The following financial statements and exhibits are filed as part of this report where indicated: Financial statements of the business acquired

         The following audited financial statements of Able are included as
         Exhibit 99.1 to this Current Report on Form 8-K/A:

                  Report of the Independent Registered Public Accounting Firm.

                  Consolidated Balance Sheets as of April 3, 2005 and April 4, 2004.

                  Consolidated Statements of Income for the periods ended April 3, 2005 and April 4, 2004.

                  Consolidated Statements of Changes in Stockholders' Equity for the periods ended April 3, 2005 and April 4, 2004 and March 30, 2003.

                  Consolidated Statements of Cash Flows for the periods ended April 3, 2005 and April 4, 2004.

                  Notes to Consolidated Financial Statements April 3, 2005 and April 4, 2004.

(b)      Pro forma financial information

         The following unaudited pro forma information of the Company and Able is included as Exhibit 99.2 to this Current Report on Form 8-K/A.
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         Unaudited Pro Forma Statements of Operations for the year ended April
         30, 2005 and the three months ended July 31, 2005.

(c)      Exhibits

         Exhibit No.       Document
         -----------       --------

         2.01 Stock Purchase Agreement between the Company and Able and is hereby incorporated by reference to Exhibit
                           10.17 to the Company's Form 10-K for the year ended April 30, 2005 filed with the Commission on July 27, 2005.

         23.1              Consent of Independent Registered Public Accounting
                           Firm

         99.1              Audited Financial Statements of Able

         99.2 Unaudited Pro Forma Financial Statements of Operations as of April 30, 2005 and July 31, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SIGMATRON INTERNATIONAL, INC.

Date:    September 27, 2005                 By: /s/ Gary R. Fairhead
                                               --------------------------------
                                                Name:  Gary R. Fairhead
                                                Title: President and Chief
                                                       Executive Officer





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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
----------                 -----------------------------------------------------

Exhibit 23.1               Consent of Independent Registered Public Accounting
                           Firm.

Exhibit 99.1               Report of the Independent Registered Public
                           Accounting Firm.

                           Consolidated Balance Sheets as of April 3, 2005 and April 4, 2004.

                           Consolidated Statements of Income for the periods ended April 3, 2005 and April 4, 2004.

                           Consolidated Statements of Changes in Stockholders' Equity for the periods ended April 3, 2005 and April 4, 2004 and March 30, 2003.

                           Consolidated Statements of Cash Flows for the periods ended April 3, 2005 and April 4, 2004.

                           Notes to Consolidated Financial Statements.

Exhibit 99.2 Unaudited Pro Forma Statements of Operations for the year ended of April 30, 2005 and the three months ended July 31, 2005.